JPM Presentation January 2023

Disclaimer This presentation contains forward-looking statements and information about our current and future prospects and our operations and financial results, which are based on currently available information. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ‘‘aim,’’ ‘‘anticipate,’’ ‘‘assume,’’ ‘‘believe,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘design,’’ ‘‘due,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘goal,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘objective,’’ “opportunity,” ‘‘plan,’’ ‘‘predict,’’ ‘‘positioned,’’ ‘‘potential,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would’’ and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward-looking statements include express or implied statements about the initiation, timing, progress and results of our current and future clinical trials and current and future preclinical studies of our product candidates; the timing of disclosures regarding our pipeline and additional clinical data for RLY-4008 and initial clinical data for RLY-2608; the potential therapeutic benefits of our product candidates, including potential efficacy and tolerability, and combination potential of our product candidates; whether preliminary results from our preclinical or clinical trials will be predictive of the final results of the trials or any future clinical trials of our product candidates; the possibility that unconfirmed results from these trials will not be confirmed by additional data as the clinical trials progress; the competitive landscape and market opportunities for our product candidates; the expected strategic benefits under our collaborations; our ability to successfully establish or maintain collaborations or strategic relationships for our product candidates; expectations regarding current and future interactions with the U.S. Food and Drug Administration (FDA); our ability to manufacture our product candidates in conformity with the FDA’s requirements; the capabilities and development of our DynamoTM platform; our financial performance; the effect of the COVID-19 pandemic, including mitigation efforts and economic effects, on any of the foregoing or other aspects of our business operations, including but not limited to our preclinical studies and future clinical trials; our plans to develop, manufacture and commercialize our current product candidates and any future product candidates; and the implementation of our business model and strategic plans for our business, current product candidates and any future product candidates. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of risks and uncertainties. These and other risks, uncertainties and important factors are described in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K or most recent Quarterly Report on Form 10-Q, as well as any subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners.

Relay Tx – Patient-Driven

Relay Tx – Dynamo™ Platform Dynamo™ Platform… …is focused on making medicines …aims to address selectivity on validated targets Modulation Hypothesis Hit Identification Lead Optimization Target Identification Develop-ment Commercial-ization Focus of platform PEOPLE Chemical biology insights Deep structural understanding EXPERIMENTATION Physics-based simulations AI / ML COMPUTATION 1 2 3 Selectivity Target Inhibition Tolerability Efficacy

Relay Tx – Execution Focused Public, clinical org Cash runway into 2025 5 disclosed programs 5+ unnamed programs Platform: + ML-DEL and Automation Presented clinical data at ESMO & Triple Meeting 3 assets in clinic Company Programs Jan 2020 Jan 2023 Private Preclinical Purely research 2 disclosed targets 6+ unnamed programs Company Programs Source: Relay Tx presentation at JPM conference Jan 2020

Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Stage (Preclinical / Early Clinical / Late Clinical)	Annual US Patient #
Breast Cancer[1]	PI3Kα franchise	PI3Kα^{PAN}	RLY-2608[2]	Early Clinical	~8-51K *~50-156K all solid tumors*
Breast Cancer[1]	PI3Kα franchise	PI3Kα^{PAN}	RLY-5836[2]	Preclinical	
Breast Cancer[1]	PI3Kα franchise	PI3Kα^{SPECIFIC}	H1047R-specific	Preclinical	~4-25K *~15-48K all solid tumors*
Breast Cancer[1]	CDK2	Selective CDK2		Preclinical	~46K[3] *(Patients receiving CDK4/6i)*
Breast Cancer[1]	Degrader EQRx	ERα Degrader		Preclinical	~29-196K[4]
Breast Cancer[1]	Undisclosed	1 program		Preclinical	*To be announced*
Breast Cancer[1] / Tumor Agnostic	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer: Early Clinical CCA + other: Early Clinical	~11-35K[5]
Tumor Agnostic	SHP2 Genentech *A Member of the Roche Group*	GDC-1971		Early Clinical	~37-69K[6]
Tumor Agnostic	Undisclosed	2 programs		Preclinical	*To be announced*
GD	Genetic diseases	2 programs		Preclinical	*To be announced*

Note: Unless otherwise indicated, patient #'s refer to total annual number of US patients with late-line cancers compared to comprehensive annual incidence that may be amenable to treatment with our programs
1. Unless otherwise indicated, all breast cancer patient numbers refer to HR+/HER2- breast cancer tumors 2. RLY-2608 covers H1047X, E542X, E545X hot spots, and breast cancer patient range assumes HR+/HER2- population 3. ~46k HR+/HER2- breast cancer patients expected to receive CDK 4/6 inhibitors in adjuvant setting, first-line setting, and second-line setting in 2023, per Decision Resources Breast Cancer Market Forecast, report dated June 2022 4. HR+/HER2- US late-line breast cancer patients compared to HR+/HER2- US incident breast cancer patients 5. FGFR2 altered late-line solid tumors compared to comprehensive annual FGFR2 altered incident solid tumors including additional FGFR gene fusions and rearrangements resulting from truncation of the protein at exon 18 6. SHP2 combo only includes KRAS G12C in lung and CRC, EGFR mutations in lung, and ALK fusions in lung

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Relay Tx – Capital, Team & Execution Focus to Deliver $1.1B Cash, cash equivalents and investments as of the end of 3Q 2022 Current cash, cash equivalents and investments are expected to be sufficient to fund current operating plan into 2025 Tumor Agnostic Breast Cancer Franchise GDC-1971 (SHP2) RLY-4008 (Selective FGFR2) Clinical start in early 2024 Selective CDK2 Ongoing combo trials; Genentech controls data disclosures PI3KαPAN Development candidate nomination in 2023 ERα Degrader Full dose escalation data in 1H 2023 Non-CCA expansion cohorts data in 2H 2023 Pivotal cohort full enrollment in 2H 2023 Initial data in 1H 2023 To be announced 5+ undisclosed programs in preclinical development and additional early-stage efforts across platform Undisclosed RLY-2608 Clinical start in 2Q 2023 RLY-5836

Relay Tx Programs

Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical / Early Clinical / Late Clinical
Breast Cancer	PI3Kα franchise	PI3Kα^{PAN}	RLY-2608	
			RLY-5836	
		PI3Kα^{SPECIFIC}	H1047R-specific	
	CDK2	Selective CDK2		
	Degrader EQRx™	ERα Degrader		
	Undisclosed	1 program		
	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer
				CCA + other
Tumor Agnostic	SHP2 Genentech A Member of the Roche Group	GDC-1971		
	Undisclosed	2 programs		
GD	Genetic diseases	2 programs		

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FGFR2 – Validated Target Present in Several Tumor Types

Three classes of driver alterations in FGFR2



Fusion
Mutation
Amplification
P
~4.5K-7.5K
~5K-15K

Annual US Patient Count[1]

Total FGFR2 alterations[1]: ~10-23K patients

FGFR2 alterations are observed across multiple tumor types[2]



FGFR2 Annual Cases
(US, comprehensive)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Breast
Endometrial
Skin Melanoma
Stomach
Lung
Bladder
Cholangio
Pancreatic
CUP
Ovarian
Fusions3
Amplifications
Mutations

FGFR2-altered cancers remain a high unmet medical need

FDA approvals only in fusion+ CCA FGFRi-naïve patients

36-42% Objective Response Rate[4]

Limited treatment options for other FGFR2 driven cancers[5]

Sources: Image adapted from Babina IS, Turner NC. Nat Rev Cancer 2017;17: 318-332; Internal analysis based on third party industry data

1. All patient #'s refer to total annual number of US patients with late-line cancers vs. comprehensive annual incidence that may be amenable to treatment with our programs including additional FGFR gene fusions and rearrangements resulting from truncation of the protein at exon 18; 2. Cholangio, cholangiocarcinoma (CCA); CUP, carcinoma unknown primary; 3. FGFR2 fusion estimates include del18 truncations; 4. Based on pemigatinib, erdafitinib, and futibatinib prescribing information; 5. Erdafitinib is approved for urothelial carcinoma with FGFR2/3 alterations

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FGFR2 – Limitations of Current FGFR Inhibitor Landscape

Limited Selectivity

Approved Pan-FGFRis are non-specific across FGFR family



TKL
TK
STE
CK1
AGC
OTHER
CMGC
CAMK

Limited Target Inhibition

Pemigatinib 13.5mg QD achieves 76% inhibition of FGFR2 at trough[1]

Limited Tolerability

High rates of off-target toxicity (esp. FGFR1,4)

FDA Approved Compound	% of Patients with Hyperphosphatemia	% of Patients with Diarrhea
Pemigatinib	94%	47%
Futibatinib	88%	39%
Erdafitinib	76%	47%

Limited Efficacy

36-42% Objective Response Rate in Fusion+ CCA FGFRi-naïve pts

Sources: Pemigatinib – prescribing information; futibatinib – prescribing Information; erdafitinib – prescribing information

1. From pemigatinib NDA review documents: "Pemigatinib 13.5 mg daily provided 76% inhibition of ex vivo phosphorylated FGFR2α at trough"

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FGFR2 – Standard Approach to Discovery Has Had Limited Success Standard Approach FGFR1 FGFR2

FGFR2 – Increasing Resolution Reveals New Opportunities FGFR1 FGFR2 Down Up Down Up Down Up Down Up Down Up Up Up Down Down Down Up Exploiting the dynamic difference between FGFR1 and FGFR2 enabled Relay Tx to design a selective FGFR2 inhibitor We predicted that a segment of FGFR1 would be fully extended outwards more frequently than the same segment in FGFR2

RLY-4008 – Is A Highly Selective and Irreversible Inhibitor Pan-FGFR Inhibitors RLY-4008 AZD4547 Erdafitinib Pemigatinib Futibatinib FGFR2 Note: Single experiment that tested each compound run at 500nM against 468 targets in the absence of ATP and without preincubation Source: KINOMEscanTM by Eurofins DiscoverX FGFR1 FGFR2 FGFR3 FGFR4 Percent Control Percent Control

RLY-4008 – ReFocus Trial Design Part 1: Dose Escalation Unresectable or metastatic solid tumors FGFR2 alterations per local assessment Both FGFRi-naïve & FGFRi-treated allowed RLY-4008 RP2D: 70 mg QD Data cut-off: August 01, 2022; efficacy analysis includes patients with measurable disease who had opportunity for ≥2 tumor assessments or discontinued treatment with <2 tumor assessments Data from 2022 ESMO Congress (September 2022)

RLY-4008 – Patient Characteristics Fusion+ CCA FGFRi-Naïve1 Total (N=195)2 Parameter 70 mg QD (N=17) All doses (N=38) Age (years), median (range) 57 (36-81) 58 (33-81) 59 (23-87) Female, % 59% 58% 62% Race, % White / Asian / Black / Unknown 41% / 24% / 0% / 35% 58% / 21% / 3% / 18% 63% / 15% / 4% / 18% ECOG PS3, % 0 53% 50% 38% 1 47% 50% 58% 2 0% 0% 3% Prior lines of systemic therapy, % 0 0% 0% 2% 1 41% 47% 20% 2 47% 32% 29% 3+ 12% 21% 49% Baseline sum of target lesions (RECIST 1.1, mm), median (range) 57 (10-157) 63 (10-216) 79 (10-274) Efficacy analysis includes patients with previously treated, FGFR2i-naïve CCA treated at the RP2D. Patients with measurable disease who had opportunity for ≥2 tumor assessments to confirm response or discontinued treatment with <2 tumor assessments Patients in safety population who received ≥1 dose of RLY-4008 at any dose level ECOG PS = Eastern Cooperative Oncology Group Performance Scale Data cut-off: August 01, 2022; efficacy analysis includes patients with measurable disease who had opportunity for ≥2 tumor assessments or discontinued treatment with <2 tumor assessments Data from 2022 ESMO Congress (September 2022)

Data from 2022 ESMO Congress (September 2022)

RLY-4008 – Interim Response Data

FGFRi-Naïve Fusion+ CCA Patients at Pivotal Dose (70 mg QD)

Best RECIST Change (%) from Baseline Based on Investigator Evaluated Response for Fusion+ CCA FGFRi-Naïve Patients at 70 mg QD (N=17)



Best % change from baseline (RECIST v1.1)
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Treatment
RP2D, 70 mg QD (N=17)
Ongoing (N=15)
88% ORR
(15 of 17 patients)[1]
BOR = Best Overall Response:
SD Stable Disease
uPR Unconfirmed Partial Response
PR Confirmed Partial Response
PD Progressive Disease
Went on to Resection with Curative Intent[2]
BOR
SD SD uPR PR PR PR PR PR PR PR PR PR PR PR PR PR PR

Approved Pan-FGFR Inhibitors Demonstrate 23-36% ORR in This Population[3]

1. Confirmed ORR = 82%: 14 confirmed PRs, 1 unconfirmed PR in an ongoing patient; 2. Complete tumor resection: R0 resection performed in curative intent, patient remains no evidence of disease as of 31 May 2022; 3. Referenced approved pan-FGFRi are Pemigatinib and Infigratinib; ORR based on prescribing information. These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

Data cut-off: August 01, 2022; efficacy analysis includes patients with measurable disease who had opportunity for ≥2 tumor assessments or discontinued treatment with <2 tumor assessments

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Data from 2022 ESMO Congress (September 2022)

RLY-4008 – Interim Response Data

FGFRi-Naïve Fusion+ CCA Patients Across All Doses

RELAY THERAPEUTICS

Best RECIST Change (%) from Baseline Based on Investigator Evaluated Response for Fusion+ CCA FGFRi-Naïve Patients Across All Doses (N=38)



Best % change from baseline (RECIST v1.1)
70
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
Treatment
RP2D, 70 mg QD (N=17)
All other doses (N=21)
Ongoing (N=26)
BOR = Best Overall Response:
SD Stable Disease
uPR Unconfirmed Partial Response
PR Confirmed Partial Response
PD Progressive Disease
63% ORR
(24 of 38 patients)1
Went on to Resection with Curative Intent2

Dose (mg)	30 QD	20 QD	100 QDi	50 QD	50 QDi	50 QDi	70 QD	40 QD	50 QDi	70 QDi	100 QDi	70 QD	50 QD	60 QDi	60 QD	70 QD	90 QDi	70 QD	70 QD	70 QD	70 QD	90 QDi	70 QD	100 QDi	70 QD	40 QD	70 QD	70 QD	70 QD	50 QD	60 QD	100 BID	70 QD	70 QD	60 QDi	70 QD	70 QD	70 QD
BOR	PD	PD	SD	SD	SD	SD	SD	SD	SD	SD	SD	SD	SD	PR	SD	uPR	PR	PR	PR	PR	PR	uPR	PR	PR	PR	PR	PR	PR	PR	PR	PR	PR	PR	PR	PR	PR	PR	PR

92% of Patients With Tumor Reduction Across All Dose Levels, Majority of Patients With Partial Response per RECIST 1.1

QDi = once daily dosing on an intermittent schedule (3 weeks on drug, 1 week off); BID = twice daily dosing

1. Confirmed ORR = 58%: 22 confirmed PRs, 2 unconfirmed PR
2. Complete tumor resection: R0 resection performed in curative intent, patient remains no evidence of disease as of 31 May 2022

Data cut-off: August 01, 2022; efficacy analysis includes patients with measurable disease who had opportunity for ≥2 tumor assessments or discontinued treatment with <2 tumor assessments

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RLY-4008 – Time on Treatment for Fusion+ CCA FGFRi-Naïve Patients (All Doses) Complete tumor resection: R0 resection performed in curative intent, patient remains no evidence of disease as of 31 May 2022 Data cut-off: August 01, 2022; efficacy analysis includes patients with measurable disease who had opportunity for ≥2 tumor assessments or discontinued treatment with <2 tumor assessments SD uPR PR Stable Disease Unconfirmed Partial Response Confirmed Partial Response Progressive Disease PD BOR = Best Overall Response: 13 of 15 (87%) 70 mg QD responders remain on treatment Complete Tumor Resection1 Duration of exposure (weeks) Median duration of exposure: 5.5 months (range: <0.1 to 18.5 months) Median time to response: 1.8 months 12/38 (32%) Discontinued - 1 resection with curative intent, 8 PD, 1 AE, 2 withdrawal of consent Went on to Resection with Curative Intent1 Data from 2022 ESMO Congress (September 2022)

RLY-4008 – Treatment-Related Adverse Events (TRAEs) Interim Profile TRAEs > 15% TRAE Dose Modification RP2D, 70 mg QD (N=89) All Doses (N=195) Dose interruption (%) 42% 47% Dose reduction (%) 27% 33% Dose discontinuation (%) 1% 1%* Clinically Insignificant Off-Target Hyperphosphatemia (12%, all Gr 1-2) and Diarrhea (4%, all Gr 1-2) Allow for Optimization of FGFR2 Inhibition Doses at ≥40 mg QD result in 90%+ target inhibition Most AEs have been expected FGFR2-on target, low-grade, monitorable, manageable and largely reversible RP2D, 70 mg QD (N=89) All doses (N=195) Data from 2022 ESMO Congress (September 2022) All Grades Grade 3 * 1 hypersensitivity, 1 retinal pigment epithelial detachment, both resolved Data cut-off: August 01, 2022; efficacy analysis includes patients with measurable disease who had opportunity for ≥2 tumor assessments or discontinued treatment with <2 tumor assessments

Data from 2021 Triple Meeting (October 2021, N=49 patients)

RLY-4008 Poised for Tumor Agnostic Validation Across FGFR2 Alterations

RELAY THERAPEUTICS

Tumor regression observed across FGFR2 mutations and amplifications in ReFocus Part 1 Dose Escalation Data

Mutations (N=7)


Best Change from Baseline (%) by RECIST
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
30 QD
70 QD
30 BID
70 QD
70 QD
30 QD
70 QD
40 QD
Tumor Type
BC
BC
BC
Mutation
S252W
F276C
N550K
F276C
H167_N173del
K660E
N550K
C383R

Amplifications (N=3)


Best Change from Baseline (%) by RECIST
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
70 QD
100 BID
50 BID
Tumor Type
BC
Amplification
FC 3.0
CN 4-5
CN >50

BC Breast Cancer

Continue to actively enroll tumor agnostic cohorts

Non-CCA advanced, solid tumors with FGFR2 alterations

- Non-CCA patients with FGFR2-fusion
- Non-CCA patients with FGFR2-amplification
- Non-CCA patients with FGFR2-mutation

Data Disclosure From Tumor Agnostic Cohorts Anticipated in 2023

Data presented at 2021 ENA Meeting (data as of 09 September 2021)

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Relay Tx Solution – Addressing Unmet Need Through Greater Selectivity

Favorable Selectivity[1]

~200x selective for FGFR2 over FGFR1, ~5000x selective over FGFR4[2]



FGFR2
TKL
TK
STE
CK1
OTHER
AGC
CMGC
CAMK

Favorable Target Inhibition[1]

Doses at ≥40 mg QD result in 90%+ target inhibition



RLY-4008 Concentration (Mean+SD) (ng/mL)
10000
1000
100
0
4
8
12
16
20
24
Time (hr)
95% RO
90% RO
70 mg
40 mg

Favorable Interim Tolerability[1]

Minimized key off-target toxicities[3]

Hyper-phosphatemia[1]	Diarrhea	Discontinuation
12%	4%	1%

All Gr1-2

Most AEs have been expected FGFR2-on target, low-grade, monitorable, manageable and largely reversible

Favorable Interim Efficacy[1]

FGFR2 driven tumor shrinkage:

88% ORR in fusion+, FGFRi-naïve CCA
15 of 17 pts at 70mg QD pivotal dose
(based on interim data)



Treatment
RP2D, 70 mg QD (N=17)
Ongoing (N=15)
Best % change from baseline (RECIST v1.1)
BOR
SD
SD
uPR
PR

63% interim ORR for fusion+, FGFRi-naïve CCA across all doses

Sources: KINOMEscan™ by Eurofins DiscoverX; RLY-4008 data as presented at ESMO Congress 2022
1. Interim data as of 01 August 2022; 2. Single experiment that tested each compound run at 500nM against 468 targets in the absence of ATP and without preincubation; 3. Toxicity rates across all doses, n=195 patients

Confidential | © 2023 Relay Therapeutics 22

RLY-4008 – ReFocus Trial



Part 1: Dose Escalation
Demonstrate clinical proof of mechanism
Advanced solid tumors with FGFR2 alterations per local assessment; Both FGFRi-naïve & FGFRi-treated allowed
RP2D
Part 2: Dose Expansion and Pivotal Cohort
Confirm dose and establish efficacy
Pivotal: Fusion+ CCA, FGFRi-naïve
FGFR2-altered, non-CCA tumors
Other FGFR2-altered CCA
Focus of Disclosure
Selectivity
Target Inhibition
Tolerability
Early Signals of Efficacy
Interpretable Efficacy
4Q 2021: Triple Meeting
• Validated hypothesis with target inhibition and acute tolerability
• Provided early efficacy signals in heterogeneous populations
3Q 2022: ESMO
• Confirmed longer term safety and tolerability
• Established stronger support for FGFR2 fusion+ CCA, FGFRi-naïve efficacy
2023: Anticipated Milestones
• 1H 2023: Full dose escalation data
• 2H 2023: Pivotal cohort full enrollment
• 2H 2023: Non-CCA expansion cohorts data

Confidential | © 2023 Relay Therapeutics 23

Target Program Breast Cancer PI3Kα franchise PI3KαPAN RLY-2608 RLY-5836 PI3KαSPECIFIC H1047R-specific Challengers CDK2 Selective CDK2 Challengers Degrader ERα Degrader Undisclosed 1 program FGFR2 RLY-4008 – Mutant + WT Tumor Agnostic SHP2 GDC-1971 Undisclosed 2 programs GD Genetic diseases 2 programs Relay Tx – Emerging Breast Cancer Franchise Preclinical Early Clinical Late Clinical CCA + other Breast Cancer

Breast Cancer – Limitations of Current Standard of Care

~200k annual HR+/HER2- breast cancer patients in US, of whom ~60k advance to later lines of treatment

HR+/HER2- breast cancer standard of care[1]... | **...is limited by efficacy of available treatments**



Targeted Tx
Endocrine Tx
(AI, SERD²)
+/-
CDK4/6
Chemo
Adjuvant
Targeted Tx
Endocrine Tx
(AI, SERD²)
+/-
CDK4/6
Chemo
1L
Targeted Tx
ET², CDK4/6, PI3K, mTOR
Chemo / Enhertu®
2L+
Limited Selectivity
Limited Target Inhibition
Limited Tolerability
Limited Efficacy

Source: Internal analysis based on third party industry data

1. Standard of care for HR+/HER2- breast cancer is illustrative; 2. AI = Aromatase Inhibitor; SERD: Selective Estrogen Receptor Degrader; ET = Endocrine Therapy

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Relay Tx Solution – Highly Selective Breast Cancer Franchise

Relay Tx Solution

Relay Tx Breast Cancer Portfolio

- **PI3Kα Franchise**
  - RLY-2608 *(pan-mutant)*
  - RLY-5836 *(pan-mutant)*
  - H1047R *(mutant-specific)*
- **Selective CDK2 Inhibitor**
- **ERα Degrader**
- *Other Undisclosed Programs*

Aspirational future state standard of care (HR+/HER2- BC)[1]



Targeted Tx
Mutant PI3Kα
Selective CDKs
Next Gen Endocrine Tx
Chemo
Targeted Tx
Mutant PI3Kα
Selective CDKs
Next Gen Endocrine Tx
Others
Chemo
Targeted Tx
Mut. PI3Kα
Sel. CDKs
Next-gen ET
Chemo / Enhertu®
Adjuvant
1L
2L+

Relay Tx aims to transform the standard of care for HR+/HER2- breast cancer

1. Aspirational future state standard of care for HR+/HER2- breast cancer is illustrative

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Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical / Early Clinical / Late Clinical
Breast Cancer	PI3Kα franchise	PI3Kα[PAN]	RLY-2608	
Breast Cancer	PI3Kα franchise	PI3Kα[PAN]	RLY-5836	
Breast Cancer	PI3Kα franchise	PI3Kα[SPECIFIC]	H1047R-specific	
Breast Cancer	CDK2	Selective CDK2		
Breast Cancer	Degrader EQRx	ERα Degrader		
Breast Cancer	Undisclosed	1 program		
Breast Cancer / Tumor Agnostic	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer; CCA + other
Tumor Agnostic	SHP2 Genentech A Member of the Roche Group	GDC-1971		
Tumor Agnostic	Undisclosed	2 programs		
GD	Genetic diseases	2 programs		

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PI3Kα – Large Precision Oncology Opportunity

Pan-mutant selective drug is a significant clinical opportunity for solid tumors…

…with HR+/HER2- breast cancer as the single largest indication with PI3Kα mutations

US Patients – PI3Kα Solid Tumors Incidence (Annual)[1]



~156K
~99K
E542X, E545X
~9K
H1047X
(excl. H1047R)
~48K
H1047R
PI3Kα

PI3Kα alterations observed across multiple tumor types – select indications

US Patients - Comprehensive Incidence (Annual)



70K
60K
50K
40K
30K
20K
10K
0
H1047X
E542X, E545X
~4K
~500
~7K
~51K
Cervical
CCOC2
HNSCC3
Breast 4 (HR+/HER2-)

HR+/HER2- breast cancer is the largest single indication with PI3Kα mutated patients

~30% Of HR+/HER2- breast cancer patients harbor a hotspot PI3Kα mutation[4]

Sources: Internal analysis based on third party industry data
1. Annual incidence of solid tumors with PI3Kα H1047R, PI3Kα H1047X, PI3Kα E542X + E545X alterations; 2. Clear Cell Ovarian Cancer; 3. Head & Neck Squamous Cell Carcinoma;
4. HR+/HER2- breast cancer patient population with a PI3Kα hotspot alteration; alterations include: H1047X, E542X, E545X

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PI3Kα – Existing Inhibitors Have Limited Therapeutic Window

RELAY THERAPEUTICS

Limited Selectivity



Potency (nM)
10
8
6
4
2
0
H1047R
E542K
E545K
WT
H1047R
E542K
E545K
WT
Alpelisib
Inavolisib

Alpelisib and inavolisib are equipotent for WT and mutant PIK3α

Both also retain nM potency against other PI3K isoforms

Limited Target Inhibition

Regimen	Interruption	Reduction	Discont.
Alpelisib[6,7]	58%	38%	15%
Alpelisib + fulv[1]	74%	64%	25%
Inavolisib + fulv[8]	41%	18%	2%

Alpelisib: Observed coverage (based on IC_{80}) at average clinical dose 9-13hr[7]

Limited Tolerability

Compound	All Gr3+ Tox	Hyperglycemia		GI Tox (all Gr)	Rash (all Gr)
		All Gr	Gr3+		
Alpelisib[1-7]	44-78%	33-65%	13-37%	33-60%	20-36%
Inavolisib[8-12]	33-54%	55-70%	5-22%	27-50%	7-27%

Limited Efficacy

Alpelisib Monotherapy Ph 1a[7]



6% ORR

Alpelisib + fulvestrant Ph 2[4]



100
80
60
40
20
0
-20
-40
-60
-80
-100
19% ORR

Inavolisib + fulvestrant Ph 1b[13]



19% ORR

Note: fulv = fulvestrant; BC= breast cancer; all referenced studies are for their patient populations which are analogous to ongoing patient populations within RLY-2608 clinical trials; Alpelisib and fulvestrant are FDA approved, Inavolisib is in Phase 3 clinical trials

Sources: Alpelisib – 1. SOLAR-1: Andre 2019 N Engl J Med 380:1929, 2. Ph 1b: SABCS 2013 P2-16-14, 3. Ph 1b: SABCS 2014 PD5-5, 4. Ph 2 ByLIEVE: Rugo 2021 Lancet Oncol 22:489, SABCS 2021 #P1-18-03, 5. Ph 1b mono: Annals of Oncol 25 2014 (suppl 4), 6. Ph 2 mono: Savas Cancer Discov 2022 Sep 12:2058, 7. Ph 1a mono: Juric 2018 J Clin Oncol 36:1291; Inavolisib – 8. ASCO 2022 #1052, 9. SABCS 2020 #PS11-11, 10. AACR 2020 CT109, 11. SABCS 2019 OT1-08-04; 12. SABCS 2019 P1-19-46, 13. SABCS 2021 #P5-17-05;

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PI3Kα – Proprietary Insights Unlock Novel Approaches A differentiated understanding of the structure of PI3Kα and its relationship to function equips Relay Tx to design optimal mutant-selective inhibitors of PI3Kα Designed pan-mutant selective PI3Kα inhibitor (PI3KαPAN) Discovered novel allosteric pocket favored in mutant protein Solved first full-length structures of PI3Kα (mutant and wild-type) Orthosteric Site Mutant PI3Kα

Selectivity

RLY-2608 – Mutant and Isoform Selectivity

Mutant vs. WT PI3Kα potency


RLY-2608 has shown biochemical selectivity for mutant over wild type PI3Kα
Potency (nM)
50
45
40
35
30
25
20
15
10
5
0
H1047R E542K E545K WT H1047R E542K E545K WT H1047R E542K E545K WT
Alpelisib
Inavolisib
RLY-2608

Mutant PI3Kα vs. other isoform potency


RLY-2608 was inactive on other isoforms
δ (delta) isoform is an important anti-target for GI toxicity
Potency (nM)
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
α-mut β δ γ α-mut β δ γ α-mut β δ γ
PI3K Isoforms
Alpelisib
Inavolisib
RLY-2608

Source: RLY-2608 data as presented in 2021 AACR-NCI-EORTC Molecular Targets Conference poster presentation

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RLY-2608 – Selective Across the Kinome RLY-2608 inhibited only PI3Kα, with preferential inhibition of mutant Source: RLY-2608 data as presented in 2021 AACR-NCI-EORTC Molecular Targets Conference poster presentation Selectivity

Tolerability

RLY-2608 – Reduced Impact on Glucose Homeostasis

RELAY THERAPEUTICS

Repeat dosing of RLY-2608 did not cause hyperglycemia in tox species (dog)


28-Day Repeat Dose Dog Study
Glucose levels (mg/dL)
200
150
100
50
0
0 4 8 12 0 4 8 12 0 4 8 12 0 4 8 12
Time (hr)
Control
RLY-2608 10mg/kg/day
RLY-2608 20mg/kg/day
RLY-2608 50mg/kg/day

Equivalent exposures to efficacious mouse doses

Projected human oral bioavailability ~60% and half-life ~16h

Hyperglycemia Definitions (CTCAE v5.0)

Grade	CTCAE Definition (v5.0)
Gr 1	Abnormal glucose above baseline, no medical intervention
Gr 2	Change in daily management from baseline for diabetic; oral antiglycemic agent initiated; workup for diabetes
Gr 3	Hospitilization indicated; insulin therapy initiated
Gr 4	Life-threatening consequences; urgent intervention indicated
Gr 5	Death

In higher species, dosing of RLY-2608 for 28 days showed no histopathological or ophthalmic findings associated with hyperglycemia

Source: NIH, Common Terminology Criteria for Adverse Events (CTCAE) version 5.0

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RLY-2608 – In Vivo Tumor Regressions Target Inhibition and Efficacy

Limited potency against WT PI3Kα and other PI3K isoforms RLY-2608 – First Mutant Selective Inhibitor to Enter the Clinic Potency (nM) Alpelisib Inavolisib RLY-2608 WT Mutant WT Mutant WT Mutant Favorable Selectivity Favorable Efficacy Favorable Target Inhibition Manageable key toxicities, especially hyperglycemia shown in dog study Favorable Tolerability All Data Shown is Preclinical Favorable Favorable Favorable Favorable Robust tumor regression at tolerable doses in mouse model Maintains approx. 80% mutant PI3Kα inhibition in mouse model

RLY-2608 – Trial Design



Part 1: Dose Escalation
Part 2: Dose Expansion
Part 3: Pivotal Trial
RLY-2608 Arm
*PIK3CA*mut advanced solid tumors
Includes mixed histologies
MTD/RP2D
*PIK3CA*mut Clear Cell OvCA (N = 15)
*PIK3CA*mut HNSCC (N = 15)
*PIK3CA*mut Cervical CA (N = 15)
Other solid tumors with a *PIK3CA*mut[1] (N = 15)
PIK3CA double mutant adv. solid tumors[2] (N=15)
Registration path to be determined
RLY-2608 + Fulvestrant Arm
*PIK3CA*mut, HR+ HER2- advanced / met BC
Includes patients with non-measurable disease
MTD/RP2D
*PIK3CA*mut, HR+, HER2- advanced breast cancer, with NO prior PI3Kα inhibitor (N = 15)
*PIK3CA*mut, HR+, HER2- advanced breast cancer, intolerant to PI3Kα inhibitor[3] (N = 15)
Registration path to be determined

Initial clinical data update expected in 1H 2023

1. Excludes PIK3CAmut clear cell OvCA, HNSCC, and Cervical cancer patients; 2. Double mutation defined as one major PIK3CA mutation (E542X, E545X, H1047X) + ≥1 additional PI3KCA mutation per local assessment; 3. Intolerance to PI3Kα inhibitors is defined as treatment discontinuation due to treatment-related AE (e.g., hyperglycemia, rash, diarrhea, stomatitis) other than severe hypersensitivity reaction and/or life-threatening reactions, such as anaphylaxis and Stevens-Johnson syndrome.

Confidential | © 2023 Relay Therapeutics 36

RLY-2608 – Data Disclosure


Part 1: Dose Escalation
Demonstrate clinical proof of mechanism
RP2D
Part 2: Dose Expansion
Establish early efficacy & confirm dose
Part 3: Pivotal Trial
Establish definitive efficacy
Focus of Disclosure
Selectivity
Target Inhibition
Tolerability
Early Signals of Efficacy
Interpretable Efficacy
Focus of 1H 2023 disclosure:
• Acute safety and tolerability within context of mutant target inhibition

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Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical	Early Clinical	Late Clinical
Breast Cancer	PI3Kα franchise	PI3Kα^{PAN}	RLY-2608			
			RLY-5836			
		PI3Kα^{SPECIFIC}	H1047R-specific			
	CDK2	Selective CDK2				
	Degrader EQRx	ERα Degrader				
	Undisclosed	1 program				
Tumor Agnostic	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer		
				CCA + other		
	SHP2 Genentech A Member of the Roche Group	GDC-1971				
	Undisclosed	2 programs				
GD	Genetic diseases	2 programs				

Confidential | © 2023 Relay Therapeutics 38

Clinical start anticipated in 2Q 2023 RLY-5836 – Similar Pre-clinical Profile, Different Chemical Properties from RLY-2608 Source: Internal RLY-5836 data 1. This model also carries a second mutation at K567R E545K mutant (MDAMB361) (mouse)1 H1047R mutant (HCC1954) (mouse) RLY-5836 achieved active doses with less insulin than orthosteric inhibitors

Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical	Early Clinical	Late Clinical
Breast Cancer		PI3Kα^PAN	RLY-2608			
			RLY-5836			
	PI3Kα franchise	PI3Kα^SPECIFIC	H1047R-specific			
	CDK2	Selective CDK2				
	Degrader EQRx™	ERα Degrader				
	Undisclosed	1 program				
	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer		
Tumor Agnostic				CCA + other		
	SHP2 Genentech A Member of the Roche Group	GDC-1971				
	Undisclosed	2 programs				
GD	Genetic diseases	2 programs				

Confidential | © 2023 Relay Therapeutics 40

CDK2 – Highly Selective Inhibitors Identified

CDK2 is important in ER+ breast cancer

Patients receiving adjuvant CDK 4/6i	~23K
Patients receiving 1L CDK 4/6i	~18K
Patients receiving 2L CDK 4/6i	~5K

Higher CDK2 activity associated with worse response to CDK4/6 inhibition in ER+ breast cancer

Computational modeling enabled breakthrough speed


Collect MD frames


Extract features


Cluster frames & assign cluster populations

Predict selectivity

Novel workflow leverages MD and ML to predict selectivity without bias or intervention

First compound synthesized to identification of lead compounds in <1 year

Relay Tx's CDK2 inhibitors observed to be highly selective

		RTX-1	RTX-2
Biochemical Potency	CDK2/CycE IC_{50} (mM)	0.002	0.004
Biochemical Selectivity (fold over)	CDK1/CycB	260x	100x
	CDK4/CycD1	685x	273x
	CDK6/CycD3	630x	322x
	CDK9/CycT1	3990x	2380x
	GSK3b	70250x	68050x

Clinical start expected in early 2024

Source: Internal analysis based on third party industry data

Confidential | © 2023 Relay Therapeutics
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ERα Degrader – Rapidly Obtained Potent Compounds Development Candidate nomination expected in 2023 …to obtain potent ERα degraders Cellular proliferation Pathway suppression Relay Tx is leveraging rational design… Multiple experimental tools deployed to develop conformational models that enable effective triage of degrader design ideas Traditional Approach Relay Tx Approach Endocrine therapies are used in every line of therapy in HR+/HER2- Breast Cancer 195k annual US patients with HR+/HER2- breast cancer Second Line + First Line Adjuvant Line of Therapy Endocrine Tx Use of Endocrine Therapies Source: Internal analysis based on third party industry data

Relay Tx Solution – Highly Selective Breast Cancer Franchise Efficacy Target Inhibition Tolerability Selectivity Relay Tx Solution Target Program Breast Cancer PI3Kα franchise PI3KαPAN RLY-2608 RLY-5836 PI3KαSPECIFIC H1047R-specific Challengers CDK2 Selective CDK2 Challengers Degrader ERα Degrader Undisclosed 1 program FGFR2 RLY-4008 Mutant + WT Preclinical Early Clin. Late Clin. …aims to address selectivity on validated targets for breast cancer The Relay Tx Solution…

Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical	Early Clinical	Late Clinical
Breast Cancer	PI3Kα franchise	PI3Kα[PAN]	RLY-2608	■	■	
			RLY-5836	■	■	
		PI3Kα[SPECIFIC]	H1047R-specific	■		
	CDK2	Selective CDK2		■		
	Degrader EQRx	ERα Degrader		■		
	Undisclosed	1 program		■		
	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer	Breast Cancer	
				CCA + other	CCA + other	CCA + other
Tumor Agnostic	SHP2 Genentech A Member of the Roche Group	GDC-1971		■	■	■
	Undisclosed	2 programs		■		
GD	Genetic diseases	2 programs		■		

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SHP2 – Genentech Global Collaboration for GDC-1971 (Formerly RLY-1971) Collaboration provides meaningful economics to Relay Tx1 Source: World Lung 2022 #OA03.04 1. As of December 31, 2022: $105 million in upfront & milestone payments received, plus an opt-in option for 50/50 profit share and up to $690M in potential additional total milestones, low-to-mid teen royalties on global net sales plus eligible to receive additional royalties upon approval of GDC-1971 and GDC-6036 in combination GDC-1971 + Atezolizumab (PD-L1 Ab) initiated August 2022 GDC-1971 + GDC-6036 (KRAS G12Ci) initiated July 2021 Unconfirmed ORR: 53% (30/57 patients) Confirmed ORR: 46% (26/57 patients) Two ongoing trials with GDC-1971: Clinical Update for GDC-6036 Monotherapy at World Lung 2022

Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical	Early Clinical	Late Clinical
Breast Cancer	PI3Kα franchise	PI3Kα[PAN]	RLY-2608			
			RLY-5836			
		PI3Kα[SPECIFIC]	H1047R-specific			
	CDK2	Selective CDK2				
	Degrader EQRx	ERα Degrader				
	Undisclosed	1 program				
Tumor Agnostic	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer		
				CCA + other		
	SHP2 Genentech A Member of the Roche Group	GDC-1971				
	Undisclosed	2 programs				
GD	Genetic diseases	2 programs				

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Relay Tx – The Dynamo™ Platform 5+ Undisclosed Programs Inhibitors Degraders New Modalities Chaperones Platform capabilities and expertise continue to expand Enabling deep and diversified early pipeline

Relay Tx – Extensive Precision Medicine Pipeline

	Target	Program		Preclinical / Early Clinical / Late Clinical	Annual US Patient #
Breast Cancer[1]	PI3Kα franchise	PI3Kα^{PAN}	RLY-2608[2]		~8-51K *~50-156K all solid tumors*
			RLY-5836[2]		
		PI3Kα^{SPECIFIC}	H1047R-specific		~4-25K *~15-48K all solid tumors*
	CDK2	Selective CDK2			~46K[3] *(Patients receiving CDK4/6i)*
	Degrader EQRx	ERα Degrader			~29-196K[4]
	Undisclosed	1 program			*To be announced*
Tumor Agnostic	FGFR2	RLY-4008 *Mutant + WT*		Breast Cancer; CCA + other	~11-35K[5]
	SHP2 Genentech *A Member of the Roche Group*	GDC-1971			~37-69K[6]
	Undisclosed	2 programs			*To be announced*
GD	Genetic diseases	2 programs			*To be announced*

Note: Unless otherwise indicated, patient #'s refer to total annual number of US patients with late-line cancers compared to comprehensive annual incidence that may be amenable to treatment with our programs
1. Unless otherwise indicated, all breast cancer patient numbers refer to HR+/HER2- breast cancer tumors 2. RLY-2608 covers H1047X, E542X, E545X hot spots, and breast cancer patient range assumes HR+/HER2- population 3. ~46k HR+/HER2- breast cancer patients expected to receive CDK 4/6 inhibitors in adjuvant setting, first-line setting, and second-line setting in 2023, per Decision Resources Breast Cancer Market Forecast, report dated June 2022 4. HR+/HER2- US late-line breast cancer patients compared to HR+/HER2- US incident breast cancer patients 5. FGFR2 altered late-line solid tumors compared to comprehensive annual FGFR2 altered incident solid tumors including additional FGFR gene fusions and rearrangements resulting from truncation of the protein at exon 18 6. SHP2 combo only includes KRAS G12C in lung and CRC, EGFR mutations in lung, and ALK fusions in lung

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Relay Tx – Capital, Team & Execution Focus to Deliver $1.1B Cash, cash equivalents and investments as of the end of 3Q 2022 Current cash, cash equivalents and investments are expected to be sufficient to fund current operating plan into 2025 Tumor Agnostic Breast Cancer Franchise GDC-1971 (SHP2) RLY-4008 (Selective FGFR2) Clinical start in early 2024 Selective CDK2 Ongoing combo trials; Genentech controls data disclosures PI3KαPAN Development candidate nomination in 2023 ERα Degrader Full dose escalation data in 1H 2023 Non-CCA expansion cohorts data in 2H 2023 Pivotal cohort full enrollment in 2H 2023 Initial data in 1H 2023 To be announced 5+ undisclosed programs in preclinical development and additional early-stage efforts across platform Undisclosed RLY-2608 Clinical start in 2Q 2023 RLY-5836

Relay Tx 2021 ESG Report – Continuing Our ESG Journey Relay Tx’s First Full ESG Annual Report Patients Community Environment Governance Our patients / future patients Our community in Cambridge and the broader Boston area The next generation of scientists *As of December 2021 People 98% employee respondents agreed they "made the right decision to join Relay Tx" Turnover below industry average rates Diversity & inclusion advisory group Training and development opportunities Equitable compensation 3 active clinical trials Committed to clinical trial patient safety Committed to product safety and quality Note: Relay Tx is a development stage company Responsible energy consumption Reducing water consumption Hazardous and lab waste management Non-hazardous waste management Average Tenure 5yrs Racial/Ethnic Diversity 29% Women 43% Independence (Separate CEO and Chair Role) 71% The Nom/Gov and Audit Committees oversee ESG efforts, with the full BOD getting ~quarterly updates 7 Directors Total*